UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 17, 2022

Catalyst Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-40893	86-2411762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

235 N. Court Street, Opelousas, Louisiana	70570
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 948-3033

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

(a)	An Annual Meeting of Shareholders (the “Annual Meeting”) of Catalyst Bancorp, Inc. (the “Company”) was held on May 17, 2022.
(b)	There were 5,290,000 shares of common stock of the Company eligible to be voted at the Annual Meeting and 3,944,814 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the votes for each proposal were as follows:

1.	Election of directors for a three-year term:

	For	Withheld	Broker Non-votes
Todd A. Kidder	2,673,774	559,086	711,954
Kirk E. Kleiser	2,966,675	266,185	711,954

2.	To adopt the Company’s 2022 Stock Option Plan:

For	Against	Abstain	Broker Non-votes
2,904,710	301,729	26,421	711,954

3.	To adopt the Company’s 2022 Recognition and Retention Plan and Trust Agreement:

For	Against	Abstain	Broker Non-votes
2,871,253	322,392	39,215	711,954

4.	To ratify the appointment of Castaing, Hussey & Lolan, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

For	Against	Abstain
3,700,408	224,303	20,103

5.	To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-votes
2,856,735	295,854	80,271	711,954

6.	Advisory vote on the frequency of the non-binding resolution to approve the compensation of the Company’s named executive officers:

Every 3 Years	Every 2 Years	Every Year	Abstain	Broker Non-votes
1,786,504	36,251	1,295,114	114,991	711,954

At the Annual Meeting, the shareholders of the Company elected each of the nominees as director, adopted the 2022 Stock Option Plan, adopted the 2022 Recognition and Retention Plan and Trust Agreement, adopted the non-binding resolution to approve the compensation of the Company’s named executive officers, approved an advisory vote that the frequency of voting on a non-binding resolution to approve compensation of the Company’s named executive officers be every three years, and adopted the proposal to appoint the Company’s independent registered public accounting firm.

(c)	Not applicable

(d)	At the Annual Meeting, the Company’s shareholders recommended, on an advisory basis, that the Company’s future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the Board of Directors of the Company determined that it will hold an advisory vote on executive compensation every three years.

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The following exhibits are included herein:

Exhibit Number	Description
104	Cover Page Interactive Data File. Embedded within the Inline XBRL document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BANCORP, INC.

Date:	May 19, 2022	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
President and Chief Executive Officer

4